UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 3, 2013, the Company announced that its Board of Directors has authorized the repurchase of up to $50 million in aggregate of the Company’s common stock. The repurchase program is effective as of September 30, 2013 and extends through December 31, 2014. This newly authorized repurchase program replaces in its entirety the $75 million repurchase program adopted by the Board of Directors on February 13, 2013. The full text of the press release is included as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

             (d)    Exhibits:

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc., issued October 3, 2013, regarding the share repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	October 3, 2013	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Sr. Vice President - General Counsel and
Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Molina Healthcare, Inc., issued October 3, 2013 regarding the share repurchase program.